UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35992	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 8—Other Events

Item 8.01 Other Events

Issuance of $10 Billion Aggregate Principal Amount of Notes

On November 9, 2017, Oracle Corporation (“Oracle”) consummated the issuance and sale of $1,250,000,000 aggregate principal amount of its 2.625% notes due 2023, $2,000,000,000 aggregate principal amount of its 2.950% notes due 2024, $2,750,000,000 aggregate principal amount of its 3.250% notes due 2027, $1,750,000,000 aggregate principal amount of its 3.800% notes due 2037 and $2,250,000,000 aggregate principal amount of its 4.000% notes due 2047 (collectively, the “Notes”), pursuant to an underwriting agreement dated November 7, 2017 among Oracle and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Notes will be issued pursuant to an Indenture dated as of January 13, 2006 (the “Indenture”) among Oracle (formerly known as Ozark Holding Inc.), Oracle Systems Corporation (formerly known as Oracle Corporation) and Citibank, N.A., as amended by the First Supplemental Indenture dated as of May 9, 2007 (the “First Supplemental Indenture”) among Oracle, Citibank, N.A. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee, and an officers’ certificate issued pursuant thereto.

The Notes are being offered pursuant to Oracle’s Registration Statement on Form S-3 filed on March 18, 2016 (Reg. No. 333-210282), including the prospectus contained therein (the “Registration Statement”) and a related preliminary prospectus supplement dated November 7, 2017 and prospectus supplement dated November 7, 2017.

The material terms and conditions of the Notes are set forth in the Form of Officers’ Certificate filed herewith as Exhibit 4.1 and incorporated by reference herein, in the Indenture filed as Exhibit 10.34 to the Current Report on Form 8-K filed by Oracle Systems Corporation on January 20, 2006, and in the First Supplemental Indenture filed as Exhibit 4.3 to the Registration Statement on Form S-3 filed by Oracle Corporation on May 10, 2007.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Officers’ Certificate setting forth the terms of the Notes

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: November 9, 2017	By:	/s/ Dorian Daley
Name: Dorian Daley
Title: Executive Vice President, General Counsel and Secretary